                                (EXHIBIT 10.14)

                                SECOND AMENDMENT
                                       TO
                      AMENDED AND RESTATED LOAN AGREEMENT
                      -----------------------------------


     SECOND AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT dated as of November 29, 1995, by and among NU HORIZONS ELECTRONICS CORP., a Delaware corporation, NIC COMPONENTS CORP., NU HORIZONS INTERNATIONAL CORP., each a New York corporation, NU VISIONS MANUFACTURING, INC., a Massachusetts corporation, and NU HORIZONS/MERIT ELECTRONICS CORP., a Delaware corporation, having their respective principal offices at 6000 New Horizons Boulevard, North Amityville, New York (collectively, the "Borrowers") and NATWEST BANK, N.A., formerly known as National Westminster Bank USA, a national banking association, having offices at 190 Vanderbilt Motor Parkway, Hauppauge, New York (the "Bank").

                                    RECITALS

     The Borrowers and the Bank entered into an Amended and Restated Loan Agreement dated as of April 29, 1994 as amended by a First Amendment dated as of August 24, 1994 (collectively, the "Loan Agreement"), under which certain financial accommodations were made available by the Bank to the Borrowers. Unless otherwise expressly provided herein, all capitalized terms used in this Second Amendment to Amended and Restated Loan Agreement shall have the respective meanings ascribed to such terms in the Loan Agreement.

     The Borrowers have requested that the Bank increase the amount of the Commitment to $20,000,000 and the Bank is willing to comply with such request but only upon and subject to the following terms and conditions.

     NOW THEREFORE, in consideration of the premises and the mutual covenants and promises exchanged herein, the parties hereto mutually agree as follows:

     1. The Amended and Restated Loan Agreement is hereby amended by the Borrowers and the Bank as follows:

          (a) Section 1.1 is hereby amended to add a new definition entitled "New Headquarters Premises" to read as follows:

          "'New Headquarters Premises' shall have the meaning ascribed thereto in Section 2.16 hereof."

          (b) Section 2.1(a) is hereby deleted and the following is substituted therefor:

          "Subject to the terms and conditions hereof, the Bank agrees to make Revolving Credit Loans to each of the Borrowers and to issue Letters of Credit and to provide steamship guarantees and airway releases and to create Bankers Acceptances for the account of each of the Borrowers from time to time during the Commitment Period of which the aggregate principal amount of Revolving Credit Loans, Letters of Credit, Bankers Acceptances, steamship guarantees and airway releases at any one time outstanding as to the Borrowers collectively shall not exceed $20,000,000 as such amount may be reduced as provided in Section 2.12 hereof (the "Commitment"). During the Commitment Period each of the Borrowers may use the Commitment (i) for obtaining Revolving Credit Loans by borrowing, paying, prepaying in whole or in part and reborrowing on a revolving basis, all in accordance with the terms and conditions hereof and (ii) for obtaining the issuance of Letters of Credit, the creation of Bankers Acceptances and the providing of steamship guarantees and airway releases in accordance with the provisions of Section 2.2 hereof."

          (c) Section 2.16 is hereby deleted and the following is substituted therefor:

          2.16 Use of Proceeds. The Borrowers may utilize up to $6,000,000 of the proceeds of the initial Revolving Credit Loans to fund the Acquisition. Any remaining proceeds of the initial borrowing and of any subsequent Revolving Credit Loans may be used by the Borrower for general corporate purposes. The Borrower may utilize up to an aggregate amount of $2,000,000 of any subsequent Re-volving Credit Loans to purchase land located in Suffolk County, New York (the "New Headquarters Premises") on which the Borrowers intend to construct a new corporate headquarters building. No portion of the proceeds of any Revolving Credit Loan shall be used by any Borrower in any manner which might cause the borrowing or the application of such proceeds to violate Regulation G, Regulation U, Regulation T or Regulation X of the Board of Governors of the Federal Reserve System."

          (d) Sections 6.1 and 6.2 are hereby amended to add the following at the end of each of such Sections:

          "For purposes of calculating compliance with this Section, amounts outstanding under Revolving Credit Loans which are utilized to purchase the New Headquarters Premises in an aggregate amount not exceeding $2,000,000 shall be excluded from consolidated current liabilities."

          (e) Section 7.7 is hereby deleted and the following is substituted therefor:

          "7.7 Capital Expenditures. Expend in any fiscal year in the aggregate for the Borrower and all Subsidiaries an amount in excess of the greater of $1,500,000 or 25% of the aggregate of the prior fiscal year's net income plus depreciation for the acquisition of fixed assets (inclusive of rental payments under capitalized leases); provided, however, for the fiscal year ending 2/28/96, such amount may be increased by up to $2,000,000 of the expenditures related to the purchase of the New Headquarters Premises. The foregoing expenditures made within the limitations of this Section 7.7 shall be inclusive of payments made on account of any deferred purchase price or on account of any purchase money indebtedness incurred to finance any such purchase price."

          (f) Exhibit A is hereby amended to conform to the amendment hereinabove set forth in paragraph 1(a) and, as amended, is set forth in its entirety in an attachment annexed hereto and make a part hereof.

     2. It is expressly understood and agreed that all collateral security for the Revolving Credit Loans and other extensions of credit set forth in the Amended and Restated Loan Agreement prior to the amendment provided for herein is and shall continue to be collateral security for the Revolving Credit Loans and other extensions of credit provided in the Amended and Restated Loan Agreement as herein amended. Without limiting the generality of the foregoing, the Borrowers hereby absolutely and unconditionally confirm that (i) each document and instrument executed by the Borrowers pursuant to the Amended and Restated Loan Agreement continues in full force and effect, is ratified and confirmed and is and shall continue to be applicable to the Amended and Restated Loan Agreement (as herein amended), and (ii) the Amended and Restated Note is hereby ratified and confirmed and shall remain in full force and effect in accordance with its terms. The terms "Revolving Credit Note" and "Note" shall include any Amended and Restated Revolving Credit Note.

          3. In order to induce the Bank to enter into this Second Amendment to Amended and Restated Loan Agreement, the Borrowers represent and warrant to the Bank that each of their representations and warranties made in the Amended and Restated Loan Agreement is true and correct as of the date hereof except as otherwise set forth in writing(s) to which the Bank is a party.

          4. No modification or waiver of any provisions of the Amended and Restated Loan Agreement or any other agreement or instrument made or issued pursuant thereto or contemplated thereby, nor consent to any departure by the Borrowers therefrom shall, in any event, be effective unless made in writing and signed by the Bank and the Borrowers, and then any such modification or waiver shall be effective only in the specific instance and for the purpose for which given unless otherwise specified therein. No notice to, or demand on, the Borrowers in any case shall, of itself, entitle them to any further notice or demand in similar or other circumstances.

          5. The Borrowers agree to pay on demand, and the Bank may charge any deposit or loan accounts(s) of the Borrowers, for all expenses incurred by the Bank in connection with the negotiation, preparation and administration (including any future waiver or modification and legal counsel as to the rights and duties of the Bank) of this Second Amendment to Amended and Restated Loan Agreement.

          6. The amendments set forth herein are limited precisely as written and shall not be deemed to (a) be a consent to or waiver of any other term or condition of the Amended and Restated Loan Agreement or of any of the documents referred to therein or (b) prejudice any right or rights which the Bank may now have or may have in the future under or in connection with the Amended and Restated Loan Agreement or any of the documents referred to therein.

          7. This Second Amendment to Amended and Restated Loan Agreement is dated for convenience as of November 29, 1995 and shall be effective on the delivery of an executed counterpart hereof to the Borrowers. This Second Amendment to Amended and Restated Loan Agreement may be executed in counterparts, each of which shall constitute an original, and each of which taken together shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Amended and Restated Loan Agreement to be duly executed and delivered by their duly authorized officers, all as of the day and year first above written.

NU HORIZONS ELECTRONICS CORP.       NIC COMPONENTS CORP.


By:______________________           By:______________________
   Paul Durando                        Paul Durando
   Vice President-Finance              Vice President-Finance



NU HORIZONS INTERNATIONAL CORP.     NU VISIONS MANUFACTURING, INC.

By:______________________           By:______________________
   Paul Durando                        Paul Durando
   Vice President-Finance              Vice President-Finance


NU HORIZONS/                        NATWEST BANK N.A.
MERIT ELECTRONICS CORP.             formerly known as
                                    National Westminster Bank USA


By:______________________           By:______________________
   Paul Durando                        Jeffrey B. Carstens
   Vice President-Finance              Vice President

STATE OF NEW YORK)
                 :ss.:
COUNTY OF NASSAU )

     On the 29th day of November, 1995, before me personally came PAUL DURANDO, to me known, who, being by me duly sworn, did depose and say that he resides at c/o 6000 New Horizons Boulevard, North Amityville, New York; that he is the Vice President-Finance of NU HORIZONS ELECTRONICS CORP., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the board of directors of said corporation.

                                       Notary Public


STATE OF NEW YORK)
                 :ss.:
COUNTY OF NASSAU )

     On the 29th day of November, 1995, before me personally came PAUL DURANDO, to me known, who, being by me duly sworn, did depose and say that he resides at c/o 6000 New Horizons Boulevard, North Amityville, New York; that he is the Vice President-Finance of NIC COMPONENTS CORP., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the board of directors of said corporation.

                                       Notary Public


STATE OF NEW YORK)
                 :ss.:
COUNTY OF NASSAU )

     On the 29th day of November, 1995, before me personally came PAUL DURANDO, to me known, who, being by me duly sworn, did depose and say that he resides at c/o 6000 New Horizons Boulevard, North Amityville, New York; that he is the Vice President-Finance of NU HORIZONS INTERNATIONAL CORP., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the board of directors of said corporation.

                                       Notary Public

STATE OF NEW YORK)
                 :ss.:
COUNTY OF NASSAU )

     On the 29th day of November, 1995, before me personally came PAUL DURANDO, to me known, who, being by me duly sworn, did depose and say that he resides at c/o 6000 New Horizons Boulevard, North Amityville, New York; that he is the Vice President-Finance of NU VISIONS MANUFACTURING, INC., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the board of directors of said corporation.

                                       Notary Public


STATE OF NEW YORK)
                 :ss.:
COUNTY OF NASSAU )

     On the 29th day of November, 1995, before me personally came PAUL DURANDO, to me known, who, being by me duly sworn, did depose and say that he resides at c/o 6000 New Horizons Boulevard, North Amityville, New York; that he is the Vice President-Finance of NU HORIZONS/MERIT ELECTRONICS CORP., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the board of directors of said corporation.

                                       Notary Public


STATE OF NEW YORK)
                 :ss.:
COUNTY OF NASSAU )

     On the 29th day of November, 1995, before me personally came JEFFREY B. CARSTENS, to me known, who, being by me duly sworn, did depose and say that he resides at c/o 190 Vanderbilt Motor Parkway, Hauppauge, New York; that he is a Vice President of NATWEST BANK N.A., the banking institution described in and which executed the foregoing instrument; and that he signed his name thereto by authority of such banking institution.

                                       Notary Public

                                (EXHIBIT 10.14)

                      TENTH AMENDMENT TO REVOLVING CREDIT
                            AND TERM LOAN AGREEMENT
                            -----------------------

     TENTH AMENDMENT TO REVOLVING CREDIT AND TERM LOAN AGREEMENT dated as of November 29, 1995, by and between NU HORIZONS ELECTRONICS CORP., a Delaware corporation having its executive offices at 6000 New Horizons Boulevard, North Amityville, New York (the "Company") and NATWEST BANK, N.A. formerly known as National Westminster Bank USA, a national banking association, having offices at 190 Vanderbilt Motor Parkway, Hauppauge, New York (the "Bank").

                                    RECITALS
                                    --------

     The Company and the Bank entered into a Revolving Credit and Term Loan Agreement dated as of May 26, 1988 (as amended by the First Amendment dated as of March 19, 1990, the Second Amendment dated as of February 28, 1991, the Third Amendment dated as of April 1, 1992, the Fourth Amendment dated as of April 8, 1992, a Fifth Amendment dated as of August 1, 1992, a Sixth Amendment dated as of October 1, 1992, a Seventh Amendment dated as of May 20, 1993, an Eighth Amendment dated as of January 14, 1994, a Ninth Amendment dated as of April 29, 1994 and as may be further amended, the "Loan Agreement"), pursuant to which certain financial accommodations were made available by the Bank to the Company. Unless otherwise expressly provided herein, all capitalized terms used in this Tenth Amendment shall have the respective meanings ascribed to such terms in the Loan Agreement.

     The Company has requested that the Bank modify certain of the terms set forth in the Loan Agreement and the Bank is willing to comply with such request but only upon and subject to the following terms and conditions.

     NOW THEREFORE, in consideration of the premises and mutual covenants and promises exchanged herein, the parties hereto mutually agree as follows:

     1. The Loan Agreement is hereby amended by the Company and the Bank as follows:

          (a) Section 1.1 is hereby amended to add a new definition entitled "New Headquarters Premises" to read as follows:

          "'New Headquarters Premises' shall mean certain land located on Wireless Boulevard, Hauppauge, New York on which the Company intends to construct a new corporate headquarters building."

          (b) Section 5.10 subsections (c) and (f) are hereby amended to add the following at the end of each of such subsections:

          "For purposes of calculating compliance with this subsection, amounts outstanding under the Amended and Restated Revolving Credit Note made by the Company and certain related corporations payable to the order of the Bank dated as of November 29, 1995 which are utilized to purchase the New Headquarters Premises in an aggregate amount not exceeding $2,000,000 shall be excluded from current liabilities."

          (c) Section 6.16 is hereby deleted and the following is substituted therefor:

          "Capital Expenditures. Expend in any fiscal year in the aggregate for the Company and its Subsidiaries an amount in excess of the greater of $1,500,000 or 25% of the aggregate of the prior fiscal year's net income plus depreciation for the acquisition of fixed assets (inclusive of rental payments under capitalized leases); provided, however, for the fiscal year ending 2/28/96, such amount may be increased by up to $2,000,000 of the expenditures related to the purchase of the New Headquarters Premises. The foregoing expenditures made within the limitations of this Section shall be inclusive of payments made on account of any deferred purchase price or on account of any purchase money indebtedness incurred to finance any such purchase price."

     2. It is expressly understood and agreed that all collateral security for the Loans and other extensions of credit set forth in the Loan Agreement prior to the amendments provided for herein is and shall continue to be collateral security for the Loans and other extensions of credit provided in the Loan Agreement as herein amended. Without limiting the generality of the foregoing, the Company hereby absolutely and unconditionally confirms that (i) each document and instrument executed by the Company pursuant to the Loan Agreement continues in full force and effect, is ratified and confirmed and is and shall continue to be applicable to the Loan Agreement (as herein amended) and (ii) the Notes are hereby ratified and confirmed and shall remain in full force and effect in accordance with their respective terms. Nonetheless, at the request of the Bank, the Company shall promptly execute and deliver replacement notes to evidence all indebtedness outstanding under the Loan Agreement as hereby amended. The term "Notes" shall include any such replacement notes.

     3. In order to induce the Bank to enter into this Tenth Amendment to Loan Agreement, the Company represents and warrants to the Bank that each of its representations and warranties made in the Loan Agreement is true and correct as of the date hereof except as otherwise set forth in writing(s) to which the Bank is a party. Notwithstanding the foregoing, to the extent that the representations and warranties contained in the Loan Agreement and in that certain amended and restated loan agreement dated as of April 29, 1994 among the Company, certain related corporations and the Bank (as previously amended and as may be amended from time to time, the "Restated Loan Agreement") differ, the representations and warranties contained in the Restated Loan Agreement shall control.

     4. No modifications or waiver or any provisions of the Loan Agreement or any other agreement or instrument made or issued pursuant thereto or contemplated thereby, nor consent to any departure by the Company therefore shall, in any event, be effective unless made in writing and signed by the Bank and the Company, and then any such modification or waiver shall be effective only in the specific instance and for the purpose for which given unless otherwise specified therein. No notice to, or demand on, the Company in any case shall, of itself, entitle it to any further notice or demand in similar or other circumstances.

     5. The Company agrees to pay on demand, and the Bank may charge any deposit or loan account(s) of the Company, for all expenses incurred by the Bank in connection with the negotiation, preparation and administration (including any future waiver or modification and legal counsel as to the rights and duties of the Bank) of this Tenth Amendment to Loan Agreement.

     6. This amendment is limited precisely as written and shall not be deemed to (a) be a consent or waiver of any other term or condition of the Loan Agreement or of any of the documents referred to therein or (b) prejudice any right or rights which the Bank may now have or may have in the future under or in connection with the Loan Agreement or any of the documents referred to therein.

     7. This Tenth Amendment to Loan Agreement is dated for convenience of as November 29, 1995 and shall be effective on the delivery of an executed counterpart to the Company. This Tenth Amendment to Loan Agreement may be executed in counterparts, each of which shall constitute an original, and each of which taken together shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Loan Agreement to be duly executed and delivered by their duly authorized officers, all as of the day and year first above written.

                                    NU HORIZONS ELECTRONICS CORP.


                                    By:______________________
                                       Arthur Nadata
                                       President


                                    NATWEST BANK, N.A.

                                    formerly known as
                                    National Westminster Bank USA

                                    By:______________________
                                     Jeffrey B. Carstens
                                     Vice President

STATE OF NEW YORK )
                  :ss.:
COUNTY OF NASSAU  )

     On the 29th day of November, 1995, before me personally came ARTHUR NADATA, to me known, who, being by me duly sworn, did depose and say that he resides at c/o 6000 New Horizons Boulevard, North Amityville, New York; that he is the President of NU HORIZONS ELECTRONICS CORP., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the board of directors of said corporation.


                                    Notary Public


STATE OF NEW YORK )
                  :ss.:
COUNTY OF NASSAU  )

     On this 29th day of November, 1995, before me personally came JEFFREY B. CARSTENS, to me known, who, being by me duly sworn, did depose and say that he resides at c/o 190 Vanderbilt Motor Parkway, Hauppauge, New York ; that he is a Vice President of NATWEST BANK N.A., the banking institution described in and which executed the foregoing instrument; that he signed his name thereto by authority of such banking institution.


                                    Notary Public

                                (EXHIBIT 10.14)

                  AMENDED AND RESTATED REVOLVING CREDIT NOTE
                  ------------------------------------------

$20,000,000                                   Hauppauge, New York
                                              As of November 29, 1995

     FOR VALUE RECEIVED, NU HORIZONS ELECTRONICS CORP., NIC COMPONENTS CORP.,
NU HORIZONS INTERNATIONAL CORP., NU VISIONS MANUFACTURING, INC. and NU HORIZONS/MERIT ELECTRONICS CORP. (collectively, the "Borrowers") jointly and severally promise to pay to the order of NATWEST BANK N.A. (the "Bank") on the Termination Date, at the office of the Bank specified in Section 10.12 of the Amended and Restated Loan Agreement, dated as of April 29, 1994 between the Borrowers and the Bank (as amended from time to time, the "Agreement"; terms defined in the Agreement shall have their defined meanings when used in the
Note), in lawful money of the United States of America and in immediately available funds the principal amount of TWENTY MILLION ($20,000,000) DOLLARS or, if less than such principal amount, the aggregate unpaid principal amount of all Loans made by the Bank to the Borrowers pursuant to Section 2.1 of the Agreement. The Borrowers further promise to pay interest in like money on the unpaid principal balance of this Note from time to time outstanding at such rates, and payable at such times, as are specified in the Agreement. All Loans made by the Bank pursuant to subsection 2.1 of the Agreement and all payments of principal thereon shall be endorsed by the holder of this Note on the schedule annexed hereto, which holder may add additional pages to such schedule. The aggregate net unpaid amount of Loans set forth in such schedule shall be presumed to be the principal balance hereof. After the stated or any accelerated maturity hereof, this Note shall bear interest at such rates as are specified in the Agreement, payable on demand, but in no event in excess of the maximum rate of interest permitted under applicable law.

     This Note is the Note referred to in the Agreement, and is entitled to the benefits thereof and may be prepaid in whole or in part as provided therein.

     Upon the occurrence of any one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this Note may be declared to be immediately due and payable as provided in the Agreement.

     This Note replaces and substitutes for (but is not a repayment of) a certain Amended and Restated Revolving Credit Note dated as of August 24, 1994 (the "Prior Note") in the aggregate principal amount of $20,000,000.00, of which $14,400,000.00 was outstanding as of November 29, 1995. Such outstanding amount or such other sum as shall be outstanding under the Prior Note on the date this
Note is executed shall constitute the first Loan hereunder and shall be subject to all the terms and conditions hereof and of the Amended and Restated Loan Agreement.

     This Note shall be construed in accordance with and governed by the laws of the State of New York.

NU HORIZONS ELECTRONICS CORP.       NIC COMPONENTS CORP.


By:______________________           By:______________________
   Paul Durando                        Paul Durando
   Vice President-Finance              Vice President-Finance


NU HORIZONS INTERNATIONAL CORP.     NU VISIONS MANUFACTURING, INC.



By:______________________           By:______________________
   Paul Durando                        Paul Durando
   Vice President-Finance              Vice President-Finance


NU HORIZONS/MERIT ELECTRONICS CORP.


By:______________________
   Paul Durando
   Vice President-Finance

                 SCHEDULE OF LOANS AND PAYMENTS OF PRINCIPAL
                TO AMENDED AND RESTATED REVOLVING CREDIT NOTE
                          DATED AS OF AUGUST 24, 1994

                         NU HORIZONS ELECTRONICS CORP.
                             NIC COMPONENTS CORP.
                        NU HORIZONS INTERNATIONAL CORP.
                        NU VISIONS MANUFACTURING, INC.
                      NU HORIZONS/MERIT ELECTRONICS CORP.

                                       TO

                               NATWEST BANK N.A.

                      Amount                               Balance
                     and Type   Interest    Principal     Remaining   Notation
Date      Borrower   of Loan     Period    Paid  Unpaid    Made By
----      --------   --------   --------   ----  ------   ---------

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                                 Page 15 of 15